UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022

Unicycive Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40582	81-3638692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4300 El Camino Real, Suite 210

Los Alto, CA 94022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 351-4495

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	UNCY	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Unicycive Therapeutics, Inc. (the “Company”) entered into a License Agreement (the “Agreement”) effective as of July 14, 2022 with Lee’s Pharmaceutical (HK) Limited (“Lee’s Pharma”) pursuant to which the Company licensed the exclusive right to develop, market and commercialize Renazorb® to Lee’s Pharma in Mainland China, Hong Kong and certain other Asia markets. Under the terms of the agreement, Lee’s Pharma will be responsible for development, registration filing and approval for Renazorb® in the licensed territories. In addition, Lee’s Pharma will have sole responsibility for the importation of the drug product from Unicycive and for the costs of commercialization of Renazorb® in the licensed territories.

The Company will receive an upfront payment of $1 million upon execution of the Agreement and up to $1 million in milestone payments upon product launch in China and will be eligible for tiered royalties upon achievement of prespecified regulatory and commercial achievements. The term of the Agreement shall continue in effect until ten (10) years from the date of the first commercial sale in any country in the territory. Thereafter the Agreement shall be renewed automatically for succeeding terms of one year each unless either party provides six months prior written notice of termination.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement attached as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On July 18, 2022, the Company issued a press release announcing that the Company entered into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1*	License Agreement effective as of July 14, 2022 by and between Unicycive Therapeutics, Inc. and Lee’s Pharmaceutical (HK) Limited
99.1	Press Release of Unicycive Therapeutics, Inc. dated July 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2022

UNICYCIVE THERAPEUTICS, INC.

By:	/s/ Shalabh Gupta
Shalabh Gupta
Chief Executive Officer

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